NASDAQ: CARV Annual Meeting of Stockholders September 22, 2016

Certain statements contained in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “intend,” “should,” “could,” “planned,” “estimated,” “potential” and similar terms and phrases. Forward-looking statements are subject to risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Carver Bancorp, Inc. (the “Company”) and Carver Federal Savings Bank (the “Bank”) operate, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company and the Bank undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Forward Looking Statements 1

Performance: Key Operating Metrics Net Income ($ in thousands) Net Interest Margin Efficiency Ratio Return on Average Assets All figures are for fiscal year end, March 31st 3.10% 3.11% 3.35% 3.03% 3.23% 2012 2013 2014 2015 2016 Note: 2013, 2014, & 2015 balances have been restated from previously reported results. 131.43% 112.64% 107.03% 113.48% 94.97% 2012 2013 2014 2015 2016 (3.49)% 0.11% (0.26)% (0.04)% (0.02)% 2012 2013 2014 2015 2016 $(23,407) $662 $(1,534) $(272) $(170) 2012 2013 2014 2015 2016 2

Strengthening Our Balance Sheet $ in millions Note: 2013, 2014, & 2015 balances have been restated from previously reported results. $641 $638 $639 $676 $742 $533 $496 $509 $528 $607 $393 $359 $383 $479 $584 2012 2013 2014 2015 2016 Total Assets Total Deposits Net Loans $105 Million or 22% Year over Year Increase in Net Loans 3

Capital Exceeds Regulatory Requirements At the Fiscal Year End March 31 9.83% 10.26% 10.38% 10.63% 9.22% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2012 2013 2014 2015 2016 Note: 2013, 2014, & 2015 balances have been restated from previously reported results. Tier 1 Leverage Ratio 4

Asset Quality Ratios Near Industry Norms 13.47 11.13 10.01 8.98 7.23 4.75 4.25 3.76 2.96 2.31 2.30 2.34 2.29 2.22 1.74 1.79 2.35 2.36 13.22 10.17 9.2 9.76 8.27 5.47 4.55 3.8 3.22 2.08 1.97 1.96 1.74 1.74 1.15 1.69 2.37 1.69 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Delinquency of Non-Performing Loans (“NPLs” ) and Non-Performing Assets (“NPAs”) Ratios NPA Ratio NPL Ratio Peer level medians for NPLs and NPAs range between 1.3% and 1.5%. NPLs and NPAs for Minority Depository Institution Peers range between 4.3% and 5.7%. 5

Lending In Our Communities  FY 2016 loan growth was significant, the Bank originated more than $86 Million in new loans which was more than a 35% increase over FY 2015.  74% of Carver’s loans are within the Bank’s Assessment Area (Brooklyn, Queens, Manhattan and the Bronx).  50% of loans were to small businesses with an average loan amount of $485 Thousand.  60% of new loans went to low- and moderate-income communities. 6

Small Business Lending That Matters 7

Carver’s Lending Impact by Borough Borough Loans Aggregate Loan Amount Percentage of Loan Portfolio Brooklyn 250 $185 Million 34% Manhattan 132 $99 Million 18% Queens 77 $40 Million 7% Bronx 44 $41 Million 8% 67% of Carver’s loans are concentrated in the New York City boroughs of Manhattan, Brooklyn, Queens, and the Bronx. All figures as of August 31, 2016. At the time, Carver’s total loan portfolio was $546 Million. 8

Access and Convenience: Local Retail Network

- **Locally** access Carver at:
  - Nine Full Service Branches, located in Manhattan, Brooklyn, and Queens!
  - Four Stand-Alone ATM Sites!

Upper Manhattan	Brooklyn	Queens
▪ Main Branch 125th Street – Lenox ▪ 145th Street and Bradhurst ▪ Malcolm X Boulevard	▪ Atlantic Terminal ▪ Bedford-Stuyvesant Restoration Plaza ▪ Crown Heights ▪ Flatbush ❖ *Atlantic Terminal Shopping Mall* ❖ *Fulton Street* ❖ *Atlantic Center Shopping Mall* ❖ *Myrtle Avenue*	▪ Jamaica Center ▪ St. Albans

9

CARVER

Access and Convenience: National Retail Network Nationally access Carver at 55,000 ATMs through Allpoint! • Surcharge- Free Transactions! • No Sign-Up Fees! • Use Your Current Card! • No Forms to Fill Out! • Costco • CVS • ExxonMobil • Rite Aid • Target • Walgreens • 7-Eleven Benefits Retail Locations 10

 CCDC’s purpose is to develop our communities through philanthropy, education on financial literacy, and mentorship opportunities for small business owners.  Carver earned its fourth “Outstanding” Community Reinvestment Act (“CRA”) rating in FY 2016 through the following CCDC accomplishments:  Donated $50,000 to the Schomburg Center for Research in Black Culture.  Financed 26 Minority and Women Business Enterprises through the Metropolitan Transit Authority’s $30 million Lending Program creating 742 new jobs.  Mentored 50 small business owners through Carver’s Profit Mastery Workshop. Carver Community Development Corporation (“CCDC”) Schomburg Center Profit Mastery Classico Building Maintenance 11

Where Are We Now? Q1 FY2017 Focus on Profitability Net Income ($ in thousands) Net Interest Margin Efficiency Ratio Return on Average Assets Figures include fiscal year end March 31st and Q1 2017 results 3.10% 3.11% 3.35% 3.03% 3.23% 3.17% 2012 2013 2014 2015 2016 1Q2017 Note: 2013, 2014, & 2015 balances have been restated from previously reported results. 131.43% 112.64% 107.03% 113.48% 94.97% 96.47% 2012 2013 2014 2015 2016 1Q2017 (3.49)% 0.11% (0.26)% (0.04)% (0.02)% 0.22% 2012 2013 2014 2015 2016 1Q2017 $(23,407) $662 $(1,534) $(272) $(170) $408 2012 2013 2014 2015 2016 1Q2017 12

NASDAQ: CARV Annual Meeting of Stockholders “WHEN YOU CAN DO THE COMMON THINGS OF LIFE IN AN UNCOMMON WAY, YOU WILL COMMAND THE ATTENTION OF THE WORLD.” - GEORGE WASHINGTON CARVER